UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address: COMMISSIONER FOR PATENTS
P.O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

APPLICATION NO.	ISSUE DATE	PATENT NO.	ATTORNEY DOCKET NO.	CONFIRMATION NO.
10/620,303	06/30/2009	7555768	2031.2.1	7558

36491 7590 06/10/2009
Kunzler & McKenzie
8 EAST BROADWAY
SUITE 600
SALT LAKE CITY, UT 84111

ISSUE NOTIFICATION

The projected patent number and issue date are specified above.

Determination of Patent Term Adjustment under 35 U.S.C. 154 (b)
(application filed on or after May 29, 2000)

The Patent Term Adjustment is 1169 day(s). Any patent to issue from the above-identified application will include an indication of the adjustment on the front page.

If a Continued Prosecution Application (CPA) was filed in the above-identified application, the filing date that determines Patent Term Adjustment is the filing date of the most recent CPA.

Applicant will be able to obtain more detailed information by accessing the Patent Application Information Retrieval (PAIR) WEB site (http://pair.uspto.gov).

Any questions regarding the Patent Term Extension or Adjustment determination should be directed to the Office of Patent Legal Administration at (571)-272-7702. Questions relating to issue and publication fee payments should be directed to the Customer Service Center of the Office of Patent Publication at (571)-272-4200.

APPLICANT(s) (Please see PAIR WEB site http://pair.uspto.gov for additional applicants):

George I. Norman, Salt Lake City, UT;